Thesis Flexible Fund (TFLEX)
A series of the Investment Managers Series Trust

Supplement dated September 16, 2010 to the
Prospectus dated March 1, 2010

Notice to Existing and Prospective Shareholders of Thesis Flexible Fund:

Effective September 13, 2010, Mark Hanratty is no longer a portfolio manager of the Fund.  All references in the Prospectus and Statement of Additional Information dated March 1, 2010 to Mark Hanratty are hereby removed.

Please file this Supplement with your records.